UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 29, 2009

Mass Hysteria Entertainment Company, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-146517	20-3107499
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5555 Melrose Avenue, Swanson Building
Suite 400
Hollywood, CA 90038
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(323) 956-8388
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i
On September 29, 2009, we dismissed Malone & Bailey, P.C. as our independent registered public accounting firm. The Board of Directors of the Company approved such termination on September 29, 2009 due to the change of control and business plan as described in more detail in the Form 8-k filed with the Securities and Exchange Commission on August 10, 2009.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the past two years, Malone & Bailey’s reports on the financial statements of the Company for the years ended November 30, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Mailone & Bailey’s termination on September 29, 2009, Malone & Bailey disclosed the uncertainty regarding the ability of Michael Lambert, Inc. to continue as a going concern in its accountant’s report on the financial statements.

iv
In connection with the audit and review of the financial statements of the Company through September 29, 2009, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Malone & Bailey’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the years ended November 30, 2008 and 2007 and interim unaudited financial statements through September 29, 2009, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Malone & Bailey, P.C. with a copy of this Current Report on Form 8-K and requested that Malone & Bailey, P.C. furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Malone & Bailey, P.C., and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On September 29, 2009, the Board appointed dbbmckennon, certified public accountants (“dbbm”) as the Company’s new independent registered public accounting firm. The decision to engage dbbm was approved by the Company’s Board of Directors on September 29, 2009.

ii
Prior to September 29, 2009, the Company did not consult with dbbm regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Not applicable.

(b)	Pro Forma financial information

Not applicable.

(c)	Shell company transactions

Not applicable.

(d)	Exhibits

16.1	Letter from Malone & Bailey, P.C. to the U.S. Securities and Exchange Commission dated September 29, 2009

Mass Hysteria Entertainment, Inc.

By:	/s/ Daniel Grodnik
Daniel Grodnik Mass Hysteria Entertainment, Inc. President

Dated: October 13, 2009